                                                                    Exhibit 99.1

                                Premcor USA Inc.
           Unaudited Pro Forma Combined Condensed Financial Statements

     The following unaudited pro forma combined condensed financial statements give effect to the restructuring described in Item 2 to this Current Report on Form 8-K. Certain of these pro forma statements, as described below, also give effect to contributions to Premcor USA from the proceeds of the Premcor Inc. initial public offering and the application of those proceeds to redeem PRG's 9 1/2% senior notes due 2004, to repurchase a portion of Premcor USA's 11 1/2% exchangeable preferred stock, and to redeem Premcor USA's 10 7/8% senior notes due 2005 (the "IPO related transactions"). The effects of the IPO related transactions were not part of the restructuring. However, the effects of the IPO related transactions have been included in certain of the unaudited pro forma combined condensed financial statements because they are not reflected in the historical financial statements and are considered material.

     The unaudited pro forma combined condensed balance sheet as of March 31, 2002 gives effect to the restructuring and IPO related transactions as if each had occurred on March 31, 2002. The unaudited pro forma combined condensed statements of operations for the quarter ended March 31, 2002 and the year ended December 31, 2001 give effect to the restructuring and IPO related transactions as if each had occurred on January 1, 2002 and January 1, 2001, respectively. The unaudited pro forma combined condensed statements of operations for the years ended December 31, 2000 and 1999 give effect to the combination of PRG and Sabine as if the combination had occurred on January 1st of the applicable year, but do not reflect transactions related to the restructuring or the IPO related transactions. The unaudited pro forma combined condensed financial statements are based on assumptions that Premcor USA believes are reasonable under the circumstances and are intended for informational purposes only. These statements are not necessarily indicative of the financial position or future financial results of the combined companies or of the financial position or the results of operations that would have actually occurred had the restructuring and IPO related transactions taken place as of the date or for the periods presented.

     These unaudited pro forma combined condensed statements should be read in conjunction with Sabine's and Premcor USA's Annual Reports on Form 10-K for the year ended December 31, 2001 and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2002. The pro forma adjustments use estimates and assumptions based on currently available information. Management believes that the estimates and assumptions are reasonable, and that the significant effects of the transactions are properly reflected. However, actual results may differ from this pro forma information.

     The unaudited pro forma combined condensed statements of operations do not include the effects of nonrecurring charges related to the restructuring and IPO related transactions, which include the write-off of deferred charges and payments of premiums related to the early redemption of debt at Premcor USA, PRG, and Sabine. These nonrecurring charges in the aggregate were $24.5 million ($15.4 million net of income taxes) as of March 31, 2002.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                              As of March 31, 2002

                                             Historical                                            Adjustments
                                        --------------------                             --------------------------------
                                                                                         Contribution
                                                                                             from
                                        Premcor               Intercompany                Premcor Inc.                        Pro
                                          USA        Sabine   Eliminations    Combined        IPO         Restructuring      Forma
                                        --------    -------- --------------  ----------  -------------    ---------------  --------
             Assets                                                         (in millions)
Current Assets:
  Cash and cash equivalents ..........  $  233.1    $  152.5                  $   385.6     $   (5.8)(e)    $   (97.3)(g)  $  225.1
                                                                                                 4.5 (c)        (61.9)(k)
  Cash restricted for debt
     service .........................        --        53.4                       53.4                         (53.4)(g)      61.9
                                                                                                                 61.9 (k)
  Short-term investments .............       1.7          --                        1.7                                         1.7
  Accounts receivable ................     214.7          --                      214.7                                       214.7
  Receivable from affiliates .........      74.5        74.1       (96.1)(a)       52.5                                        52.5
  Inventories ........................     316.3        15.8                      332.1                                       332.1
  Prepaid expenses and other .........      38.1         8.8                       46.9                          (4.5)(h)      42.4
  Net assets held for sale ...........      61.0          --                       61.0                                        61.0
                                        --------    --------    --------      ---------     --------        ---------      --------
     Total current assets ............     939.4       304.6       (96.1)       1,147.9         (1.3)          (155.2)        991.4

Property, plant and equipment,
     net .............................     551.4       627.6                    1,179.0                                     1,179.0
Deferred income taxes ................      80.9          --       (36.0)(b)       44.9          4.7 (f)          4.4 (i)      54.0
Other assets .........................     135.0        16.6                      151.6         (2.9)(d)          9.4 (g)     151.0
                                                                                                                 (7.1)(h)
Note receivable from affiliate .......       2.4          --        (2.4)(a)         --                                          --
                                        --------    --------    --------      ---------     --------        ---------      --------
                                        $1,709.1    $  948.8    $ (134.5)     $ 2,523.4     $    0.5        $  (148.5)     $2,375.4
                                        ========    ========    ========      =========     ========        =========      ========
  Liabilities And Stockholder's
              Equity
Current Liabilities:
  Accounts payable ...................  $  334.6    $  129.6                  $   464.2                                    $  464.2
  Payable to affiliates ..............      91.1        54.1       (93.5)(a)       51.7                                        51.7
  Accrued expenses and other .........     104.5        11.1                      115.6         (5.8)(e)         (3.2)(g)     106.6
  Accrued taxes other than
     income ..........................      23.4         2.3                       25.7                                        25.7
  Current portion of long-term
     debt ............................       1.4        26.9                       28.3                         (22.6)(g)       5.7
  Current portion of notes
     payable to affiliate ............        --         2.6        (2.6)(a)         --                                          --
                                        --------    --------    --------      ---------     --------        ---------      --------
     Total current liabilities .......     555.0       226.6       (96.1)         685.5         (5.8)           (25.8)        653.9

Long-term debt .......................     928.5       449.5                    1,378.0       (294.8)(c)       (198.8)(g)     884.4

Deferred income taxes ................        --        36.0       (36.0)(b)         --                                          --
Other long-term liabilities ..........     143.8         0.1                      143.9                                       143.9
Note payable to affiliate ............        --         2.4        (2.4)(a)         --                                          --
Commitments and contingencies ........        --          --                         --                                          --

Exchangeable preferred stock                97.3                                   97.3        (54.1)(c)                       43.2

Common Stockholder's Equity:
  Common stock .......................        --         0.1                        0.1                          (0.1)(j)        --
  Paid-in capital ....................     213.9       121.7                      335.6        362.5 (c)        225.6 (g)     886.7
                                                                                                                (37.1)(g)
                                                                                                                  0.1 (j)
  Retained earnings ..................    (229.4)      112.4                     (117.0)        (2.9)(d)       (104.3)(g)    (236.7)
                                                                                                (9.1)(c)        (11.6)(h)
                                                                                                 4.7 (f)         (0.9)(g)
                                                                                                                  4.4 (i)
                                        --------    --------    --------      ---------     --------        ---------      --------
  Total common stockholder's
     equity ..........................     (15.5)      234.2          --          218.7        355.2             76.1         650.0
                                        --------    --------    --------      ---------     --------        ---------      --------
                                        $1,709.1    $  948.8    $ (134.5)     $ 2,523.4     $    0.5        $  (148.5)     $2,375.4
                                        ========    ========    ========      =========     ========        =========      ========

          NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                              As of March 31, 2002

(a)  Represents the elimination of intercompany receivable and payable balances.

(b) Represents adjustment to reclassify deferred income tax assets and liabilities.

(c) Represents contribution of $362.5 million in proceeds to Premcor USA from the Premcor Inc. initial public offering. Premcor USA's wholly owned subsidiary, PRG, used $150.4 million of the proceeds to redeem its 9 1/2% senior notes due 2004 on June 3, 2002. Premcor USA used a total of $212.1 million of the proceeds to redeem its 10 7/8% senior notes due 2005 on June 7, 2002 and to repurchase a portion of its 11 1/2% exchangeable preferred stock in May and June 2002. The exchangeable preferred stock was exchanged into 11 1/2% subordinated notes due 2009 on April 1, 2002. In connection with the prepayment of the 10 7/8% senior notes and the 11 1/2% subordinated notes, Premcor USA paid $8.3 million in premiums and $0.8 million in interest on the 11 1/2% subordinated notes.

(d) Represents the write-off of unamortized debt costs associated with the repayment of PRG's 9 1/2% senior notes due 2004 and Premcor USA's 10 7/8% senior notes due 2005.

(e) Represents the payment of accrued interest on PRG's 9 1/2% senior notes due 2004 and Premcor USA's 10 7/8% senior notes due 2005.

(f) Represents the income tax effect on the write-offs of deferred financing costs and premiums paid related to the early redemption of debt and preferred stock at an effective income tax rate of 39%

(g) Represents adjustments to reflect the sources and uses of cash to effect the restructuring (in millions):

       Capital contribution from Premcor Inc. ..................  $    225.6
       Cash restricted for debt service as of March 31, 2002 ...        53.4
       Repay senior secured bank loan:
         Current portion .......................................       (22.6)
         Long-term portion .....................................      (198.8)
         Interest ..............................................        (3.2)
         Premium for early payment .............................        (0.9)
       Dividend paid to Premcor Inc. ...........................      (141.4)
       Transaction fees and expenses ...........................        (9.4)
                                                                  ----------
         Net use of cash .......................................  $    (97.3)
                                                                  ==========

(h) Represents adjustments to write-off $7.1 million in debt issuance costs associated with Sabine's senior secured bank loan and $4.5 million related to terminated insurance policies.

(i) Represents the income tax effect of the write-offs of debt issuance costs and prepaid insurance premiums and the payment of the premium for the early repayment of the senior secured bank loan, all based on Sabine's effective income tax rate of 35%.

(j) Represents adjustments necessary to reflect Sabine as a consolidated subsidiary.

(k) Represents adjustments necessary to reflect cash restricted for debt service.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      For the quarter ended March 31, 2002

                                       Historical                                                 Adjustments
                                 -----------------------                                  ---------------------------
                                                                                          Contribution
                                                                                             from
                                  Premcor                   Intercompany                  Premcor Inc.                      Pro
                                    USA         Sabine      Eliminations     Combined        IPO        Restructuring      Forma
                                 ---------     --------     ------------    -----------   -----------   -------------    ---------
                                                                           (in millions)
Net sales and operating
revenues ......................  $ 1,255.9     $  420.7     $  (27.6)(b)    $ 1,228.3                                    $1,228.3
                                                              (420.7)(c)

Expenses:
  Cost of sales ...............    1,122.7        379.6       (418.6)(b)      1,061.6                    $   (0.5)(f)     1,061.1
                                                               (22.1)(c)
  Operating expenses ..........       88.4         33.7         (7.6)(c)        114.5                                       114.5

  General and administrative
     expenses .................       14.9          1.1                          16.0                        (0.2)(g)        15.8
  Depreciation and
     amortization .............       17.0          5.2                          22.2                                        22.2
  Refinery restructuring
     and other charges ........      142.0           --                         142.0                                       142.0
                                 ---------     --------     --------        ---------     --------       --------        --------
                                   1,385.0        419.6       (448.3)         1,356.3           --           (0.7)        1,355.6

Operating income (loss) .......     (129.1)         1.1           --           (128.0)          --            0.7          (127.3)

Interest expense and
  finance income, net .........      (17.1)       (13.7)                        (30.8)         7.7 (d)        4.0 (h)       (19.1)
                                 ---------     --------     --------        ---------     --------       --------        --------

Loss before income taxes ......     (146.2)       (12.6)          --           (158.8)         7.7            4.7          (146.4)

Income tax benefit ............       56.7          4.5                          61.2         (3.0)(e)       (1.6)(i)        56.6
                                 ---------     --------     --------        ---------     --------       --------        --------

Net loss ......................      (89.5)        (8.1)          --            (97.6)         4.7            3.1           (89.8)

Preferred stock dividends .....       (2.5)          --           --             (2.5)         1.4 (j)         --            (1.1)
                                 ---------     --------     --------        ---------     --------       --------        --------

Net loss available to common
stockholder ...................  $   (92.0)    $   (8.1)    $     --        $  (100.1)    $    6.1       $    3.1        $  (90.9)
                                 =========     ========     ========        =========     ========       --------        --------

EBITDA ........................  $  (112.1)    $    6.3     $     --        $  (105.8)    $     --       $    0.7        $ (105.1)
                                 =========     ========     ========        =========     ========       ========        ========

Adjusted EBITDA (a) ...........  $    29.9     $    6.3     $     --        $    36.2     $     --       $    0.7        $   36.9
                                 =========     ========     ========        =========     ========       ========        ========

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      For the year ended December 31, 2001

                                        Historical                                                Adjustments
                                  ----------------------                                -------------------------------
                                                                                         Contribution
                                                                                             from
                                   Premcor                 Intercompany                  Premcor Inc.                       Pro
                                     USA        Sabine     Eliminations     Combined         IPO         Restructuring     Forma
                                  ----------  ----------  --------------   -----------  --------------  ---------------  ----------
                                                                          (in millions)
Net sales and operating
revenues........................   $6,532.8    $1,882.4    $  (122.2)(b)    $ 6,417.4                                     $6,417.4
                                                            (1,877.2)(c)
                                                                 1.6 (k)

Expenses:
  Cost of sales.................    5,758.1     1,460.2     (1,871.3)(b)      5,251.3                     $   (2.2)(f)     5,249.1
                                                               (95.7)(c)
  Operating expenses............      359.7       140.4         20.0 (b)        467.7                                        467.7
                                                               (52.4)(c)

  General and administrative
     expenses...................       59.0         4.1                          63.1                         (0.6)(g)        62.5
  Depreciation and
  amortization..................       71.4        20.5                          91.9                                         91.9
  Refinery restructuring and
     other charges..............      176.2          --                         176.2                                        176.2
                                   --------    --------    ---------        ---------      --------       --------        --------
                                    6,424.4     1,625.2     (1,999.4)         6,050.2                         (2.8)        6,047.4

Operating income ...............      108.4       257.2          1.6            367.2            --            2.8           370.0

Interest expense and finance
  income, net...................      (79.2)      (60.1)          --           (139.3)         36.1 (d)       29.2 (h)       (74.0)
                                   --------    --------    ---------        ---------      --------       --------        --------

Income from continuing
  operations before income
  taxes and extraordinary
  item..........................       29.2       197.1          1.6            227.9          36.1           32.0           296.0

Income tax (provision)
  benefit.......................       19.6       (69.0)          --            (49.4)        (14.1)(e)      (11.2)(i)       (74.7)
                                   --------    --------    ---------        ---------      --------       --------        --------

Income from continuing
  operations before
  extraordinary item............       48.8       128.1          1.6            178.5          22.0           20.8           221.3

Loss from discontinued
  operations, net of income
  tax benefit of
  $11.5 million.................      (18.0)         --           --            (18.0)           --             --           (18.0)
                                   --------    --------    ---------        ---------      --------       --------        --------

Income before extraordinary
  item..........................       30.8       128.1          1.6            160.5          22.0           20.8           203.3

Gain on repurchase of
  long-term debt, net of
  income taxes of $3.1
  million.......................        5.6          --           --              5.6            --             --             5.6
                                   --------    --------    ---------        ---------      --------       --------        --------

Net income......................       36.4       128.1          1.6            166.1          22.0           20.8           208.9

Preferred stock dividends ......      (10.4)         --           --            (10.4)          5.8 (j)         --            (4.6)
                                   --------    --------    ---------        ---------      --------       --------        --------

Net income available to
common stockholder..............   $   26.0    $  128.1    $     1.6        $   155.7      $   27.8       $   20.8        $  204.3
                                   ========    ========    =========        =========      ========       ========        ========

EBITDA..........................   $  179.8    $  277.7    $     1.6        $   459.1      $     --       $    2.8        $  461.9
                                   ========    ========    =========        =========      ========       ========        ========

Adjusted EBITDA (a).............   $  356.0    $  277.7    $     1.6        $   635.3      $     --       $    2.8        $  638.1
                                   ========    ========    =========        =========      ========       ========        ========

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      For the year ended December 31, 2000

                                                                Historical
                                                       -------------------------------
                                                                                          Intercompany           Pro Forma
                                                         Premcor USA         Sabine       Eliminations           Combined
                                                       ---------------    ------------  -----------------    ----------------
                                                                          (in millions)
Net sales and operating revenues ....................  $   7,311.8        $    100.3      $       (8.5)(b)     $    7,301.7
                                                                                                (100.3)(c)
                                                                                                  (1.6)(k)

Expenses:
  Cost of sales .....................................      6,584.9              83.6             (99.8)(b)          6,562.5
                                                                                                  (6.2)(c)

  Operating expenses ................................        460.3              10.2               5.2 (b)            467.7
                                                                                                  (8.0)(c)

  General and administrative expenses ...............         51.8               1.1                --                 52.9
  Depreciation and amortization .....................         71.8                --                --                 71.8
                                                       -----------        ----------      ------------         ------------
                                                           7,168.8              94.9            (108.8)             7,154.9

Operating income ....................................        143.0               5.4              (1.6)               146.8

Interest expense and finance income, net ............        (79.0)             (3.2)               --                (82.2)
                                                       -----------        ----------      ------------         ------------

Income before income taxes ..........................         64.0               2.2              (1.6)                64.6

Income tax benefit ..................................         21.7               4.1                --                 25.8
                                                       -----------        ----------      ------------         ------------

Net income ..........................................         85.7               6.3              (1.6)                90.4

Preferred stock dividends ...........................         (9.6)               --                --                 (9.6)
                                                       -----------        ----------      ------------         ------------

Net income available to common stockholder ..........  $      76.1        $      6.3      $       (1.6)        $       80.8
                                                       ===========        ==========      ============         ============

EBITDA ..............................................  $     214.8        $      5.4      $       (1.6)        $      218.6
                                                       ===========        ==========      ============         ============

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1999

                                                                 Historical
                                                       -------------------------------
                                                                                            Intercompany          Pro Forma
                                                        Premcor USA         Sabine          Eliminations          Combined
                                                       ---------------    ------------    -----------------    ----------------
                                                                          (in millions)
Net sales and operating revenues ....................  $   4,520.5        $       --      $         --         $    4,520.5

Expenses:
  Cost of sales .....................................      4,099.8                --                --              4,099.8
  Operating expenses ................................        402.8                --                --                402.8
  General and administrative expenses ...............         48.4               3.1                --                 51.5
  Depreciation and amortization .....................         63.1                --                --                 63.1
  Inventory recovery from market write-down .........       (105.8)               --                --               (105.8)
                                                        ----------        ----------      ------------         ------------
                                                           4,508.3               3.1                --              4,511.4

Operating income (loss) .............................         12.2              (3.1)               --                  9.1

Interest expense and finance income, net ............        (80.7)            (10.8)               --                (91.5)
                                                        ----------        ----------      ------------         ------------

Loss from continuing operations before
  income taxes ......................................        (68.5)            (13.9)               --                (82.4)

Income tax benefit ..................................         12.0                --                --                 12.0
                                                       -----------        ----------      ------------         ------------

Loss from continuing operations .....................        (56.5)            (13.9)               --                (70.4)

Discontinued operations:
  Loss from operations, net of tax benefit of $2.7 ..         (4.3)               --                --                 (4.3)
  Gain on disposal of discontinued operations,
     net of income tax provision of $23.7 ...........         36.9                --                --                 36.9
                                                       -----------        ----------      ------------         ------------

Net loss ............................................        (23.9)            (13.9)               --                (37.8)

Preferred stock dividends ...........................         (8.6)               --                --                 (8.6)
                                                        ----------        ----------      ------------         ------------

Net loss available to common stockholder ............  $     (32.5)       $    (13.9)     $         --         $      (46.4)
                                                       ===========        ==========      ============         ============

EBITDA ..............................................  $      75.3        $     (3.1)     $         --         $       72.2
                                                       ===========        ==========      ============         ============

    NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS For the quarter ended March 31, 2002 and years ended December 31, 2001, 2000, and 1999

(a) Adjusted EBITDA represents EBITDA excluding refinery restructuring and other charges of $142.0 million in the quarter ended March 31, 2002 and $176.2 million in 2001. The $142.0 million in charges for the quarter ended March 31, 2002 included $131.2 million related to the announced discontinuation of refining operations at our Hartford refinery and $10.8 million primarily due to severance and other charges related to corporate restructuring. The $176.2 million in charges in 2001 included $167.2 million related to the closure of our Blue Island refinery and $9.0 million related to a write-off of idled coker units at the Port Arthur refinery. Adjusted EBITDA is presented because PRG believes it is a useful indicator to its investors of its ability to incur and service debt based on its ongoing operations. Adjusted EBITDA should not be considered by investors as an alternative to operating income or net income as an indicator of performance, nor as an alternative to cash flows from operating activities, investing activities or financing activities as a measure of liquidity. Because all companies do not calculate EBITDA identically, this presentation of adjusted EBITDA may not be comparable to EBITDA, adjusted EBITDA or other similarly-titled measures of other companies.

(b) Represents the elimination of PRG's revenue and expense from intercompany transactions with PACC.

(c) Represents the elimination of PACC's revenue and expense from intercompany transactions with PRG.

(d) Represents interest expense and debt amortization costs of the 9 1/2% senior notes due 2004 and the 10 7/8% senior notes due 2005 for the year ended December 31, 2001 and for the quarter ended March 31, 2002.

(e) Represents the income tax effect of the adjustments relating to the redemption of the 9 1/2% senior notes and the 10 7/8% senior notes due 2005 at an effective income tax rate of 39%.

(f) Represents annual cost savings from cancellation of insurance policies and Sabine's working capital facility based on 2001 actual cost, offset by an estimated annual increase in letter of credit usage under PRG's amended working capital facility at 2.9% per annum. Amounts have been pro-rated for the quarter ended March 31, 2002.

(g) Represents cost savings related to the elimination of independent director fees, two full-time equivalent employees and redundant trustee and rating agency fees.

(h) Represents $29.5 million in annual interest expense savings, a $1.5 million reduction in annual debt amortization costs relating to the repayment of $287.6 million in senior secured bank loans based on the actual 2001 interest cost, and a net $0.4 million in annual cost savings representing the difference in the cost of Sabine's insurance policies and working capital facility versus an estimated increase in the amended working capital facility usage at 2.9% per annum. These savings are partially offset by a $2.2 million increase in amortization of the consent fees and other costs of the restructuring. Adjustments for the quarter ended March 31, 2002 are based on actual first quarter 2002 amounts.

(i) Represents the income tax effect of the adjustments relating to the restructuring at Sabine's effective income tax rate of 35%.

(j) Represents reduction in dividends relating to the repurchase of a portion of the 11 1/2% exchangeable preferred stock.

(k) Represents the elimination of intercompany profit between PRG and Sabine as of the year ended December 31, 2000 and the reversal of this elimination in the year ended December 31, 2001.